Exhibit 99.1

 1  Winning   the Future in Aggregates  March 12, 2026

 This presentation contains forward-looking statements. Statements that are not historical fact, including statements about Vulcan's beliefs and expectations, are forward-looking statements. Generally, these statements relate to future financial performance, results of operations, business plans or strategies, projected or anticipated revenues, expenses, earnings (including EBITDA and other measures), dividend policy, shipment volumes, pricing, levels of capital expenditures, intended cost reductions and cost savings, anticipated profit improvements and/or planned divestitures and asset sales. These forward-looking statements are sometimes identified by the use of terms and phrases such as "believe," "should," "would," "expect," "project," "estimate," "anticipate," "intend," "plan," "will," "can," "may" or similar expressions elsewhere in this document. These statements are subject to numerous risks, uncertainties, and assumptions, including but not limited to general business conditions, competitive factors, pricing, energy costs, and other risks and uncertainties discussed in the reports Vulcan periodically files with the SEC. Forward-looking statements are not guarantees of future performance and actual results, developments, and business decisions may vary significantly from those expressed in or implied by the forward-looking statements. The following risks related to Vulcan's business, among others, could cause actual results to differ materially from those described in the forward-looking statements: general economic and business conditions; Vulcan’s dependence on the construction industry, which is subject to economic cycles; the timing and amount of federal, state and local funding for infrastructure; changes in the level of spending for private residential and private nonresidential construction; changes in Vulcan’s effective tax rate; domestic and global political, economic or diplomatic developments; the increasing reliance on information technology infrastructure, including the risks that the infrastructure does not work as intended, experiences technical difficulties or is subjected to cyber-attacks; the impact of the state of the global economy on Vulcan’s businesses and financial condition and access to capital markets; international business operations and relationships, including actions taken by the Mexican government with respect to Vulcan’s property and operations in that country; the highly competitive nature of the construction industry; a pandemic, epidemic or other public health emergency; the impact of future regulatory or legislative actions, including those relating to climate change, biodiversity, land use, wetlands, greenhouse gas emissions, the definition of minerals, tax policy and domestic and international trade; the outcome of pending legal proceedings; pricing of Vulcan's products; weather and other natural phenomena, including the impact of climate change and availability of water; availability and cost of trucks, railcars, barges and ships, as well as their licensed operators, for transport of Vulcan’s materials; energy costs; costs of hydrocarbon-based raw materials; healthcare costs; labor relations, shortages and constraints; the amount of long-term debt and interest expense incurred by Vulcan; changes in interest rates; volatility in pension plan asset values and liabilities, which may require cash contributions to the pension plans; the impact of environmental cleanup costs and other liabilities relating to existing and/or divested businesses; Vulcan's ability to secure and permit aggregates reserves in strategically located areas; Vulcan’s ability to identify, close and successfully integrate acquisitions; the effect of changes in tax laws, guidance and interpretations; significant downturn in the construction industry may result in the impairment of goodwill or long-lived assets; changes in technologies, which could disrupt the way Vulcan does business and how Vulcan’s products are distributed; the risks of open pit and underground mining; expectations relating to sustainability considerations; claims that our products do not meet regulatory requirements or contractual specifications; and other assumptions, risks and uncertainties detailed from time to time in the reports filed by Vulcan with the SEC.  All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.  Vulcan disclaims and does not undertake any obligation to update or revise any forward-looking statement in this document except as required by law.  This presentation contains certain non-GAAP financial measures, which are defined in the Appendix. Management believes such non-GAAP financial measures may be useful to investors by providing helpful context in understanding the company’s performance. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies. Reconciliations of non-GAAP financial measures to the closest GAAP financial measures are also provided in the Appendix.  Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP measures. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results  2  Safe Harbor and Non-GAAP Financial Measures

 Ronnie Pruitt   Chief Executive Officer  Leading From a Position of Strength  4

 5  Winning the Future in Aggregates   Industry leader with clear competitive advantages  01  Proven strategy that drives best-in-class financial performance and opportunities to grow  02  Leveraging technology and talentto continue winning in aggregates  03  Ample growth opportunities to enhance our compounding organic growth  04  Financial strength and flexibility to support value-creating capital allocation  05

 6  Note: Percentages represent Aggregates share of reported gross profit.  Focused on Aggregates From the Beginning  92%  89%  90%  2005  2015  2025  90%  20-year average  We decided what we wanted to do, and we concentrated on doing it better than anyone else.

 7  As of December 31, 2025. See Appendix for reconciliation of Non-GAAP financial measures.  Most Aggregates-Focused U.S. Public Company  16.6B tons of permitted aggregates reserves (>70 years)  $2.3B Adjusted EBITDA   425 aggregates operations in 23 states  227M tons   aggregates shipped  $11.33/ton Cash Gross Profit  1.9x Total Debt /   TTM Adjusted EBITDA  $7.9B Revenue

 8  Being Aggregates-Focused Means Strong Fundamentals and Lower Risk Through a Cycle  Favorable pricing characteristics  Diverse end market demand  Limited product substitutions  High barriers   to entry  Unit profitability more than doubled during the last 10 years  Wide logistical moats   Flexible production capacity  Raw material inputs largely controlled  Opportunities for downstream products in select markets

 60% of the population lives within 60 miles of a Vulcan aggregates operation  35 of top 50 fastest growing markets  Most extensive and advantaged multi-modal distribution network  90% of revenue from markets with #1 or #2 aggregates position  9  Unique and Irreplaceable Asset Base  CA  TX  GA  TN  VA  FL  AL  AZ  NC  SC  Other States  Diversified Revenue Mix

 10  Experienced Leadership Team to Drive Continued Growth and Value Creation  Ronnie Pruitt Chief Executive Officer  Mary Andrews Carlisle Chief Financial Officer  Jerry Perkins  Chief Administrative Officer  Mitesh Shah  Chief Human Resources Officer  Jamie Polomsky  Senior VP West  Brent Goodsell  Senior VP East  Krzysztof Soltan  Chief Information Officer

 11  Safety Excellence is About Proactive Engagement   Avoiding Accidents  Reduce Job Risks  Backward Looking Statistics  Forward Looking Metrics

 Vulcan Way of Selling   Vulcan Way of Operating   Vulcan Way of Talent   M&A  Greenfields   Portfolio Optimization   DIGITAL TRANSFORMATION  SUSTAINABILITY  INNOVATION  Expand Our Reach  Enhance Our   Core  12  Our Strategic Approach to Driving Sustainable Value Creation

 13  Enhancing Our Core Through Our Strategic Disciplines  Vulcan Way of Selling  Commercial Excellence  Logistics Innovation  More time with customers; development of our people; accountability through improved technology; faster growth than the industry  Vulcan Way of Operating  Operational Excellence  Strategic Sourcing  Safety and health of our people; improved customer service; greater production efficiency

Since 2022: Enhancements to Our Strategic Disciplines Have Driven Continued Organic Profitability Improvement…

VWO Achievements

- 75% of tons utilize Process Intelligence capabilities
- >7,000 plant assets tracked for performance
- 100% daily labor scheduling
- 80% of addressable spend strategically managed

VWS Achievements

- Robust Project Lead Management System
- Proprietary Price Tool
- Enhanced Logistical Capabilities
- Digital Customer Portal

Aggregates Cash Gross Profit / Ton +45%

Vulcan Materials Company

See Appendix for reconciliation of Non-GAAP financial measures.

14

$3B invested in acquisitions  $1.5B in proceeds from divestments  15  Since 2022: Aggregates-Led M&A and Portfolio Optimization Has Further Enhanced Our Franchise  Note: Divestment proceeds includes the pending divestiture of the Company's California ready-mixed concrete business.  7 greenfields added

 $11-12/tontarget from 2022 Investor Day reached  16  ...and We Have Achieved Our Unit Profitability Target Despite a Muted Demand Environment  Millions of tons. Aggregates Cash Gross Profit / Ton. See Appendix for reconciliation of Non-GAAP financial measures.  Volume  CGP/ton

 17  Source: FactSet and company reports for 2022 to 2025. See Appendix for reconciliation of Non-GAAP financial measures.  Aggregates Price Growth   +10%  VMC  +9%  Peers  Revenue Growth  +3%  VMC  +3%  Peers  EBITDA Growth  +12%  VMC  +8%  Peers  EBITDA Margin  +29.7%  VMC  +25.0%  Peers  Cash Generation  +16%  VMC  +11%  Peers  …and Delivered Best-In-Class Earnings Growth

 18  Catalysts for Winning the Future in Aggregates  Innovation & Technology  Improving Demand Environment  Advantaged Footprint

 19  Technology as a Strategic Multiplier  Optimize our business by leveraging technology to build and sustain competitive advantages that align with our strategy  Vision  SAFETY AND CYBERSECURITY  Establish IT Leadership   and Vision  Establish scalable foundation focused on people, process, and technology  Quickly evaluate and adopt new capabilities to further accelerate margin improvement  2022  2022-2025  Future

 Ratio of Starts / Households Added  1.31  20  Ratio of housing starts divided by households added; Sources: F.W. Dodge starts, Woods & Poole, Company estimates and Harvard Joint Center for Housing Studies projection 2025-2035 recommended ratio of 1.31.  Residential Fundamentals Support Eventual Recovery  Actual housing starts have fallen short of those necessary to keep pace with household formations  Actual  Necessary

 21  Well-Positioned for Growth in Private Non-Residential  Data Centers  70% of square footage planned or under construction in Vulcan markets  Upside from power generation requirements  Manufacturing  Reshoring focus continues to be a catalyst  Vulcan states account for more than 60% of contract awards  Energy   Energy is a priority of current administration  Comprehensive distribution network to serve energy projects along Gulf Coast  Warehouses    Bottomed and poised to grow again  Vulcan-served states account for more than 70% of contract awards  Commercial & Institutional   60% of construction activity in our markets  Growth of 3-5% expected over the next 5 years

 U.S. Highway Contract Awards ($B)  22  Public Construction Momentum Advantage  IIJA funding has resulted in record levels of highway construction activity...  ...as well as significantly boosted other public infrastructure  U.S. +56% growth  CAGR VMC States +10% vs Other States +7%  U.S. Other Public Infrastructure Contract Awards ($B)  U.S. +92% growth  CAGR VMC States +16% vs Other States +9%

 23  Public Construction Momentum Advantage  Successor Bills Have Exceeded Prior Commitments  With only 50% of dollars spent, IIJA should provide healthy highway construction activity beyond 2026  Federal IIJA Highway Funds  50%  50%  Remaining  Spent

 24  Footprint Advantages Drive Better Growth Opportunities  Projected Demographic Growth, 2025 to 2035   (millions)  Two-thirds of public spending   >70% of private awards  70% of data center square footage planned or under construction  Large project advantage  Source: Woods & Poole Economics, Dodge Construction starts and Company estimates.

 Vulcan Way of Selling   Vulcan Way of Operating   Vulcan Way of Talent   M&A  Greenfields   Portfolio Optimization   DIGITAL TRANSFORMATION  SUSTAINABILITY  INNOVATION  Expand Our Reach  Enhance Our   Core  25  Our Strategic Approach to Driving Sustainable Value Creation

 Enhancing Our Core  VULCAN WAY OF OPERATING  Brent Goodsell   Senior Vice President  East  VULCAN WAY OF SELLING  Jamie Polomsky   Senior Vice President   West  VULCAN WAY OF TALENT  Mitesh Shah   Chief Human Resources   Officer  26

 27  The Vulcan Way of Selling, an Integrated Approach  Strong Industry Reputation, Experienced, Responsive  Began in 2017,   redesigned processes with a focus on:   Spending more time where it counts – in front of customers, Planning to win - by selling the whole market, Nailing the sale - by making better informed real-time decisions  2022 & Beyond   new digital capabilities:  Digital Sales Platform  Enhanced Customer Portal  Proprietary Price Tool   Digital Delivery Technology  People  Foundational Processes  Digital Tools & Innovation

 28  Becoming the supplier of choice starts with the Vulcan Way of Selling  VWS IN ACTION

 29  A More Strategic Approach  Sales Rep   Customers  More than   58K   customers  >353K   transactions  >80K   projects quoted (25% less than 3K tons)  Transactional and Administrative Tasks   Market Intel   Pricing Support   Job Leads   Data Analytics   Sales Service  Center  The Right People in the Right Seats

 30  A Cultural Transformation  VWS Playbook   2017  2022  Sales Service Centers Enterprise-wide  Performance Metrics  Internal Sales Technology  External Sales Technology  ADOPTION  Today  Digital Tools:  Price Tool  Mobile Sales Platform  Industry-leading Customer Portal  Delivery Tracker

 31  An Innovative Approach  Quickly access data to inform pricing for quoted work  Prioritize and manage sales activities on the go  Benefits/Advantages  Benefits/Advantages  Customers can view tickets and invoices, request quotes, and place orders  Real-time monitoring of delivery rates and schedules  Easily reorder materials as needed  Proprietary Price Tool   Mobile Digital Sales Platform  Industry-leading Customer Portal  Job Site Productivity Tools  INTERNAL FACING  CUSTOMERFACING  Technology Enhancements for Customers and Sales Teams

 32  Becoming the supplier of choice starts with the Vulcan Way of Selling

 33  Vulcan Way of Selling Drives Industry-Leading Results  SUPERIOR PERFORMANCE  CustomerPortal  Spending Time Where It Counts  >28K users  >$2B in payments  >38K quotes turned into orders  >14K jobs followed up on  Aggregates Price Growth   +10%  VMC  +9%  Peers  +8%  Industry  Price growth from 2022 to 2025.

 34  Enhancing Our Core  VULCAN WAY OF SELLING  Jamie Polomsky   Senior Vice President   West  VULCAN WAY OF OPERATING  Brent Goodsell   Senior Vice President   East  VULCAN WAY OF TALENT  Mitesh Shah  Chief Human Resources Officer

 35  Vulcan Way of Operating Pillars  Outcome:  Outcome:  Outcome:  Utilize Our Assets  Develop Our People  Win Our Customers  The most efficient, tech-enabled operations  Talented employees as a competitive advantage  Having the right product at the right time

 Infrastructure at 100 plants   10% "high" utilization    36  Foundation in Place for Continuous ImprovementVWO Digital Transformation Journey  Pilot Process Intelligence System (PI)  Infrastructure deployment begins  Infrastructure at 113 plants   Infrastructure at 125 plants  Operator Support Center pilot  20% “high” utilization  2019  2021  2022  2023  2024  Today

 37  Foundation in Place for Continuous Improvement  75%Tons produced   utilizing Process Intelligence capabilities  >7,000Plant assets (e.g. crushers, conveyors, motors, pumps) tagged and tracked for analysis of downtime drivers   90%  Process Intelligence plants with “high utilization”   11Operations Support Centers to support success

 38  Employee Development and Ownership Drives Continuous Process Improvement  Behavior and skill development  Critical thinking  Ability to interact with technology  Self-driven, always looking for next opportunity for efficiency  Plant Operator  Operations Support Center   (Multiple sites supported)  Live interface and automated reporting accessible to everyone  Plant Manager and Supervisors

 39  Hidden Performance...   Automation - the Industry standard - leaves plant operators guessing at the plants' true capabilities. As a result, maximum throughput remains unknown.  "Automation"

 Dashboards of real-time performance allow plant operators to make adjustments and minimize inefficiencies.  This real-time connectivity is shared between the plant operator, managers and Operation Support Centers, offering feedback and support.  40  ...Made Visible With PI Dashboard

 42  24 high utilization sites (2021-2025)   Optimizing Plant Productivity Is About Sustaining Improvements  Overtime   (550bps)   Yield of sellable product  +130 bps   The right tons in fewer hours   Throughput   11%

 43  Improving Productivity Helped Drive Strong Plant Production Cost Performance in 2025   YoY Change in Plant Production Costs

 44  Building the Quarry of the Future  …In the Pit  …In the Plant  3D Imaging  Autonomous Drilling  Other Technologies Currently Being Piloted  Remote Control  Telematics  Autonomous Vehicles

 46  Vulcan Way of Operating Pillars  Outcome:  Outcome:  Outcome:  Utilize Our Assets  Develop Our People  Win Our Customers  The most efficient, tech-enabled operations  Talented employees as a competitive advantage  Having the right product at the right time

 47  Enhancing Our Core  VULCAN WAY OF OPERATING  Brent Goodsell  Senior Vice President   East  VULCAN WAY OF SELLING  Jamie Polomsky  Senior Vice President   West  VULCAN WAY OF TALENT  Mitesh Shah  Chief Human Resources Officer

 48  The Vulcan Advantage Is Our People  The best in the industry  Vulcan University  Ownership and accountability  Exceptional Talent  World-Class Training  Culture of Performance

 49  Hire for Character, Train for Skill  Drive, Curiosity, Team Player  Selection Process  Operations Trainees and Apprenticeships  We Build Our Own  Stretch Capabilities Early  Placement of High Performers

 50  World-Class Training – Vulcan University  Digital, mobile-friendly technical training library  Operator Support Centers driving behavior and skill development  Dedicated field trainers for critical skills  43,000   Classes Completed Since 2022

 51  A Culture of Performance – Building and Serving Leaders  Leading   Self  Leading   Others  Leading Leaders  Personal Accountability and Ownership  Building and   Motivating Teams  Strategy and   Innovation

 52  One Language, One Culture  Enterprise consistency in behaviors and expectations allows for employee growth opportunities and seamless integration of acquisitions

 53  Employees, Customers and Shareholders Win

 55  Fireside Chat: Enhancing Our Core to Win the Future  Vulcan Way of Selling   Vulcan Way of Operating   Vulcan Way of Talent   M&A  Greenfields   Portfolio Optimization   DIGITAL TRANSFORMATION  SUSTAINABILITY  INNOVATION  ExpandOurReach  Enhance Our   Core  Ronnie Pruitt  Chief Executive Officer  Jamie Polomsky  Senior Vice President, West  Brent Goodsell  Senior Vice President, East  Mitesh Shah  Chief Human Resources Officer  Krzysztof Soltan  Chief Information Officer

 Jerry Perkins  Chief Administrative Officer  Expanding Our Reach  57

 Vulcan Way of Selling   Vulcan Way of Operating   Vulcan Way of Talent   58  Our Strategic Approach to Expansion and Sustainable Value Creation  M&A  Greenfields   Portfolio Optimization   DIGITAL TRANSFORMATION  SUSTAINABILITY  INNOVATION  ExpandOurReach  Enhance Our   Core

 59  Guiding Principles Drive Our Strategy  Expanding and Enhancing Our Portfolio  Greenfields  Quarries &  Distribution Yards  M&A  Bolt-ons, New Geographies,  Swaps  01  02  03  04  05  Foundation in Aggregates  Right Market Structure  Disciplined and Programmatic Approach, Led Locally  Synergy Opportunities  Portfolio Management

 60  Growth by Design, Not Chance  Our Approach to Growth  Relentless Focus  HighTouch  DedicatedTeam  Industry reputation means buyer of choice  Strong culture isattractive to sellers  Since 2022, >80% of acquisitions have been exclusive negotiations

 61  M&A Is in Our DNA  1957   51 aggregates operations  $91M revenues

 62  The Journey to $1 Billion  1991   179 aggregates operations  $1B revenues  For clarity, the map does not include facility in Mexico

 63  Seventy-Year Commitment to Growth in Aggregates  2025   425 aggregates operations  $8B revenues  Nation's largest aggregates producer with coast-to-coast footprint that can't be replicated  For clarity, the map does not include facilities in British Columbia, Bahamas and Mexico

 64  *Includes California ready-mix business expected to close in 2Q 2026. For clarity, the map does not include facilities in British Columbia, Bahamas and Mexico  Aggregates-Led Expansion of Our Franchise  Since 2022  Divestiture of 149 ready-mix operations*, 8 asphalt plants and 3 non-strategic aggregates locations  7 greenfields including 1 quarry and 6 sales yards  13 acquisitions including 36 aggregates operations in 7 of our top 10 revenue states

 65  Leading Aggregates Supplier in a New Market  Strategy in Action  Pure aggregates  #1 supplier in Raleigh on day 1  Attractive growth market  Leverage VWS and VWO to capture synergies  Private transaction  Strategic Rationale  Raleigh  Legacy Vulcan operations are shown in blue.

 66  Leading Aggregates Supplier in an Existing Market  Strategy in Action  Expanded our leading positions in aggregates and asphalt in San Diego  Attractive growth market  Optimize portfolio with strategic divestiture of concrete assets  Private transaction  Strategic Rationale  San Diego  Legacy Vulcan operations are shown in blue.

 67  Vulcan operations are shown in blue. For clarity, the map does not include facilities in British Columbia, Bahamas and Mexico. Sources: Aggregates Industry data and Company estimates.  Ample Opportunity for Continued Growth  U.S. Aggregates Market  (~2.5B Tons Annually)  24%  Other Public Companies  67%  Non-Public Companies  VMC  9%

 68  Vulcan operations are shown in blue. For clarity, the map does not include facilities in British Columbia, Bahamas and Mexico. Sources: Aggregates Industry data and Company estimates.  Clear and Targeted Growth Priorities  U.S. Aggregates Market  (~2.5B Tons Annually)  350M Tons  Identified Priority Targets

 69  Healthy Pipeline of Attractive Greenfield Opportunities  Current Areas of Greenfield Exploration  17 attractive projects underway  5 in build-out phases  12 in permitting phase  Many more in exploratory phase  Mix of quarries and sales yards in existing and new markets  Additional searches underway  Timing of investment is controllable  Attractive return profile within first 3 years after opening

 70  Greenfield Investment in High Growth Market  Strategy in Action  Greater Charleston and   Myrtle Beach Market  2016  Modest footprint, 3 locations  Commenced greenfield initiative to   build our own network  Projected future growth presented opportunity  Myrtle Beach  Charleston  Legacy Vulcan operations are shown in blue.

 71  Greenfield Investment in High Growth Market  Strategy in Action  Myrtle Beach  Charleston  Nine locations by end of 2026  Resilient supply chain, hard to replicate  Greater Charleston and Myrtle Beach Market Today  Market leader  Multi-modal network – rail (CSX & BN), water, and local sources  aggregates operations added since 2016  6  Legacy Vulcan operations are shown in blue.

 72  Guiding Principles Drive Our Strategy  Relentless Focus on Growth  01  02  03  04  05  Foundation in Aggregates  Right Market Structure  Disciplined and Programmatic Approach, Led Locally  Synergy Opportunities  Portfolio Management

 Mary Andrews Carlisle  Chief Financial Officer  Raising the Bar  73

 74  Results for 2022 to 2025 unless noted otherwise. EBITDA references above are for adjusted EBITDA. See Appendix for reconciliation of Non-GAAP financial measures.  Strategic Focus Drives Excellence in Execution  Double-digit earnings growth and margin expansion   Disciplined capital allocation driving higher returns  +220 bps EBITDA ROIC  +13% EBITDA CAGR   +710 bps EBITDA margin expansion to 29.3%  Operating Cash Flow($ millions)  16% CAGR

 75  See Appendix for reconciliation of Non-GAAP financial measures.  Unit Profitability Growth and Disciplined Capital Management Driving Stronger Cash Generation  Unit Profitability  Working Capital  Disciplined Capital Allocation  Strong Free Cash Flow   Cash Gross Profit/Ton +45%  +13% CAGR   Steady cash conversion cycle  (in days)  Consistent maintenance capex  (as % of Revenues)   FCF doubled and   FCF conversion increased  ($M)  93% – 105%  6.2%

 76  Disciplined and Balanced Capital Allocation Strategy  Disciplined Approach  Consistent Priorities  Preceding 5 Years  (2018 – 2022)  Last 3 Years  (2023 – 2025)  Increased Cash Generation Provides More Capital to Deploy  Preceding 5 Years  (2018 – 2022)  Last 3 Years  (2023 – 2025)  Average Annual Capital Deployed  ($ billions)  Maintain and enhance the value of our franchise  Investment examples: rolling & plant equipment, greenfields  Expand our franchise  Synergies through network effects and strategic disciplines  Enhance shareholders’ return on investment  Steadily growing dividend and share repurchases  Capital Expenditures  Acquisitions  Capital Returns

 77  Operating Capital in Action: Fines Recovery System (TN)  Investment ~$5M  Benefits Include:  Eliminating settling pond cleanup  Recovering more sellable product  Recycling 90% of water usage  Reducing electricity consumption

 78  Operating Capital in Action: Plant Rebuild (GA)  Investment >$100M  Benefits Include:  Exposing additional reserves  Increasing production rate  Enhancing customer loadout  Meeting growing customer demand

 79  Capital Returns to Shareholders  Steadily Growing Dividend  Accelerating Share Repurchases  $163M  Preceding 5 Years  (2018 – 2022)  $707M  Last 3 Years  (2023 - 2025)  Total Capital Returns  $1,064M  Preceding 5 Years  (2018 – 2022)  $1,440M  Last 3 Years  (2023 - 2025)

 80  Strong Financial Position Supports Future Growth  13.7  Years average maturity  1.8x  Net Debt to Adjusted EBITDA  5.0%  Weighted average interest rate  Financial strength and flexibility to sustain and strengthen business operations  Debt amount and structure appropriate to the asset base and through the cycle  Capacity to fund growth and return capital  As of December 31, 2025 | See Appendix for reconciliation of Non-GAAP financial measures.

 81  Our Strategic Disciplines Have Driven Attractive Growth   Aggregates Cash Gross Profit / Ton   2022 Targetat 260–270M tons  5% CAGR   13% CAGR   See Appendix for reconciliation of Non-GAAP financial measures.

 82  Winning the Future With Industry-Leading Profitability  See Appendix for reconciliation of Non-GAAP financial measures.  $20  At 260-270M tons  AggregatesCash Gross Profit / Ton

 83  Significant Earnings Growth Potential  CGP/tonHSD to LDD Growth  Key Assumptions  EBITDA  ($ billions)  VolumeLSD Growth  Downstream ProductsMSD Growth  SG&A Less than revenue growth  Organic GrowthAcquisitions provide upside  At Target   $20/ton  $4.5 - $5.0  2X  Note: Low Single Digits (LSD), Mid-Single Digits (MSD), High Single Digits (HSD) and Low Double Digits (LDD) | See Appendix for reconciliation of Non-GAAP financial measures.  2026 Midpoint of Guidance

 84  Winning the Future in Aggregates   Industry leader with clear competitive advantages  Proven strategy that drives best-in-class financial performance and opportunities to grow  Leveraging technology and talentto continue winning in aggregates  Ample growth opportunities to enhance our compounding organic growth  Financial strength and flexibility to support value-creating capital allocation

 85  Q&A  Winning the Future in Aggregates  We decided what we wanted to do, and we concentrated on doing it better than anyone else.  $20  AggregatesCash Gross Profit / Ton

 86  Non-GAAP Reconciliation

 87  Non-GAAP Reconciliation

 88  Non-GAAP Reconciliation

 89  Non-GAAP Reconciliation